                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2001


                                  PFSweb, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-28275                75-2837058
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
       incorporation)                  Number)           Identification Number)


           500 NORTH CENTRAL EXPRESSWAY, PLANO, TX            75074
           (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (972) 881-2900

                                      NONE
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

On May 25, 2001, PFSweb, Inc. (the "Company") completed the sale of certain assets to Daisytek International Corporation ("Daisytek") pursuant to an Asset Purchase Agreement (the "Purchase Agreement"). Under the Purchase Agreement, the Company transferred and sold to Daisytek certain distribution and fulfillment assets, including equipment and fixtures, that were previously used by the Company to provide outsourcing services to Daisytek. Daisytek also assumed certain related equipment leases and a warehouse lease and hired certain employees who were associated with the warehouse facility. The consideration payable under the Purchase Agreement of $11.0 million ($10 million of which was paid at closing on May 25, 2001 and $1 million of which is payable over six months, subject to certain potential offsets) was based, in part, on the fair value of the assets and the mutual termination and release by the Company and Daisytek of certain transaction management services agreements previously entered into between the Company and Daisytek and a Daisytek subsidiary. Concurrently with the closing of the asset sale, the Company and Daisytek also entered into a six-month transition services agreement under which the Company will provide Daisytek with certain transitional and information technology services for which the Company will receive monthly service fees, subject to satisfaction of certain performance criteria.

The Company and Daisytek are parties to certain agreements relating to the spin-off of the Company from Daisytek, its former parent corporation, including a master separation agreement, an initial public offering and distribution agreement and a tax allocation and indemnification agreement. The Company and a subsidiary of Daisytek are also parties to certain agreements with IBM relating to the distribution of certain IBM products.

Item 7.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired

Not applicable.

(b) Pro forma financial information


The unaudited pro forma condensed consolidated financial information of the Company, included in Item 7 (b) of this Report, is based on the condensed consolidated financial statements for the year ended March 31, 2001. The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the disposition of certain assets of PFSweb as if the disposition had occurred on March 31, 2001. The accompanying unaudited pro forma condensed consolidated statement of operations gives effect to the disposition as if the disposition and the termination of certain transaction management services agreements had occurred on April 1, 2000.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the current or future financial position or results of operations of the Company and such statements should be read in the context of the Company's historical consolidated financial statements. The pro forma adjustments are based upon information currently available to the Company and contain estimates and assumptions. Management believes that the estimates and assumptions provide a reasonable basis for presenting the significant effects of the disposition and that the pro forma adjustments give appropriate effect to these estimates and assumptions and are properly applied in the pro forma condensed consolidated financial statements.



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                          PFSWEB, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001
                        (IN THOUSANDS, EXCEPT SHARE DATA)



                                                                                                   Pro Forma
                                                                                  Historical      Adjustments         Pro Forma
                                                                                 ------------    ------------       ------------
CURRENT ASSETS:
    Cash and cash equivalents ................................................   $     22,266    $      9,500(1)    $     31,766
    Accounts and other receivables, net of allowance for doubtful accounts of
        $279 at March 31, 2001 ...............................................         12,266              --             12,266
    Prepaid expenses and other current assets ................................          3,848              --              3,848
                                                                                 ------------    ------------       ------------
                  Total current assets .......................................         38,380           9,500(1)          47,880
                                                                                 ------------    ------------       ------------
NET PROPERTY AND EQUIPMENT ...................................................         20,253          (4,500)(1)         15,753
OTHER ASSETS .................................................................            104              --                104
                                                                                 ------------    ------------       ------------

                  Total assets ...............................................   $     58,737    $      5,000(1)    $     63,737
                                                                                 ============    ============       ============

                LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Current portion of  capital lease obligations ............................   $        300    $         --       $        300
    Trade accounts payable ...................................................         13,308              --             13,308
    Accrued expenses .........................................................          4,749              --              4,749
                                                                                 ------------    ------------       ------------
                  Total current liabilities ..................................         18,357              --             18,357
                                                                                 ------------    ------------       ------------

CAPITAL LEASE OBLIGATIONS, less current portion ..............................          2,139              --              2,139

OTHER LIABILITIES ............................................................          1,240              --              1,240

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
    Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued
        and outstanding ......................................................             --              --                 --
    Common stock, $0.001 par value; 40,000,000 shares authorized;
        17,907,378 shares issued and outstanding .............................             18              --                 18
    Additional paid-in capital ...............................................         50,884              --             50,884
    Retained deficit .........................................................        (13,592)          5,000(1)          (8,592)
    Accumulated other comprehensive loss .....................................           (309)             --               (309)
                                                                                 ------------    ------------       ------------
                  Total shareholders' equity .................................         37,001           5,000(1)          42,001
                                                                                 ------------    ------------       ------------
                  Total liabilities and shareholders' equity .................   $     58,737    $      5,000(1)    $     63,737
                                                                                 ============    ============       ============

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                          PFSWEB, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATION
                        FOR THE YEAR ENDED MARCH 31, 2001
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                         Pro Forma
                                                         Historical      Adjustments         Pro Forma
                                                        ------------    ------------       ------------
REVENUES:
    Service fee revenue .............................   $     48,258    $    (20,816)(2)   $     27,442
    Other revenue ...................................          2,097              --              2,097
                                                        ------------    ------------       ------------
        Total revenues ..............................         50,355         (20,816)            29,539
                                                        ------------    ------------       ------------

COSTS OF REVENUES:
    Cost of service fee revenue .....................         34,261         (13,244)(2)         21,017
    Cost of other revenue - terminated contract
      costs .........................................          2,470              --              2,470
                                                        ------------    ------------       ------------
        Total costs of revenues .....................         36,731         (13,244)            23,487
                                                        ------------    ------------       ------------

        Gross profit ................................         13,624          (7,572)(2)          6,052

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ........         25,446            (540)(2)         24,906
                                                        ------------    ------------       ------------
        Loss from operations ........................        (11,822)         (7,032)(2)        (18,854)
                                                                                           ------------

INTEREST INCOME, net ................................         (1,091)             --             (1,091)
                                                        ------------    ------------       ------------
        Loss before income taxes ....................        (10,731)         (7,032)(2)        (17,763)

PROVISION (BENEFIT) FOR INCOME TAXES ................             25            (879)(3)           (854)
                                                        ------------    ------------       ------------

NET LOSS ............................................   $    (10,756)   $     (6,153)      $    (16,909)
                                                        ============    ============       ============

NET LOSS PER SHARE:
      Basic and diluted .............................   $      (0.60)   $      (0.34)      $      (0.95)
                                                        ============    ============       ============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
     Basic and diluted ..............................         17,879          17,879             17,879
                                                        ============    ============       ============


The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                          PFSWEB, INC. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



         On May 25, 2001, PFSweb completed the sale of one of its distribution facilities to Daisytek. Under the agreement, Daisytek purchased certain distribution and fulfillment assets that were previously used by PFSweb to provide outsourcing services to Daisytek. Daisytek also assumed certain related leases and hired employees who were associated with the facility and fulfillment to Daisytek's customers. In conjunction with the asset sale, PFSweb and Daisytek also terminated certain transaction management service agreements. However, PFSweb and Daisytek will continue to provide capabilities to each other under terms of their joint IBM Master Services Agreements through the terms of those agreements.

         The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the disposition of certain assets of PFSweb as if the disposition had occurred on March 31, 2001. The accompanying unaudited pro forma condensed consolidated statement of operations gives effect to the disposition of assets as if the disposition and the termination of certain transaction management services agreements had occurred on April 1, 2000.

         The pro forma data do not give effect to any fees to be earned by PFSweb for services to be provided to Daisytek under a six-month transition services agreement entered into on May 25, 2001 or a $1 million deferred gain associated with the asset sale that is subject to certain potential offsets. The unaudited pro forma condensed consolidated statement of operations does not give effect to the gain on sale of assets described in (1) below.

(1) Reflects the sale of certain distribution and fulfillment assets used by PFSweb to provide outsourcing services to Daisytek. Cash proceeds of $10 million (excluding the $1 million deferred gain), net of approximately $0.5 million of closing costs, were received for assets with an approximately $4.5 million net book value with a resulting $5.0 million gain. Due to the Company's net operating loss position, no tax liability has been reflected in the unaudited pro forma condensed consolidated balance sheet associated with this gain.

(2) Reflects the termination of certain transaction management services agreements with Daisytek under which PFSweb provided transaction management services for Daisytek's U.S. wholesale consumable computer supplies and office products businesses and Daisytek's worldwide information technology infrastructure. This pro forma adjustment reflects certain estimated direct operating costs associated with the performance of the transaction management service agreements and includes operating costs associated with the Memphis distribution center, including the salaries of management and personnel, warehousing and distribution costs, depreciation and other expenses. This adjustment does not consider certain infrastructure costs, such as operating costs associated with the information technology function, salaries of certain management and personnel, telephone and lease costs, and depreciation expense which supported this business but that will continue in the future or estimated net incremental interest income earned from the net proceeds of the asset sale. Because these ongoing costs were not considered, the pro forma adjustment to gross profit and loss from operations is not indicative of the overall margin earned under these transaction management services agreements.

(3) Reflects income taxes determined in accordance with the provisions of SFAS No. 109 "Accounting for Income Taxes." The pro forma adjustment to the provision (benefit) for taxes reflects income taxes as if these transactions and events had occurred as of the beginning of the period presented. For the period through the spin-off date of July 6, 2000, PFSweb continued to be included in Daisytek's consolidated U. S. tax return. As part of the tax sharing agreement with Daisytek, PFSweb would have been reimbursed for any income tax benefit derived from its inclusion in the consolidated tax return. Since PFSweb ceased to be included in Daisytek's consolidated tax return upon completion of the spin-off and PFSweb has not established a sufficient history of earnings, a



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valuation allowance has been provided for the estimated U.S. income tax benefits derived from the U.S. operating losses after the spin-off.


         (c) Exhibits

               99.1 Press Release dated May 29, 2001.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PFSweb, Inc.



Dated: June 11, 2001                     By:  /s/ THOMAS J. MADDEN
                                            ----------------------------------
                                            Thomas J. Madden
                                            Executive Vice President, Chief
                                            Financial and Accounting Officer

                                INDEX TO EXHIBIT


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Press Release dated May 29, 2001.